UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 13, 2011 (January 27, 2011)

Liberator, Inc.
(Exact name of registrant as specified in Charter)

Florida	000-53314	59-3581576
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2745 Bankers Industrial Drive
Atlanta, GA 30360
(Address of Principal Executive Offices)

(770) 246-6400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (“Form 8-K/A”) is filed as an amendment to the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on February 2, 2011 (the “Original Form 8-K”) announcing the acquisition of Web Merchants, Inc. (the “Acquisition”).  This Form 8-K/A amends Item 9.01 of the Original Form 8-K for the purpose of filing the pro forma financial information required by Item 9.01 with respect to the Acquisition.  All of the other Items in the Original Form 8-K remain the same and are hereby incorporated by reference into this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits

(b) Pro forma financial information

The pro forma financial statements required by Item 9.01(b) of Form 8-K are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated by reference herein.

(d) Exhibits

Exh. No.	Description
99.1
Unaudited pro forma Condensed Combined Consolidated Financial Information of Liberator, Inc. and Web Merchants, Inc., consisting of pro forma condensed combined consolidated statements of income for the year ended June 30, 2010 and the three months ended December 31, 2010, and a pro forma condensed combined consolidated balance sheet as of December 31, 2010 and related notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Liberator, Inc.
(Registrant)

Date: April 13, 2011	By:	/s/ Ronald P. Scott
Ronald P. Scott
Chief Financial Officer